                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           ALLIANCE MONEY MARKET PORTFOLIO

     The subaccount's standardized yield for the seven day period ended December 31, 1997 was computed by dividing 1 by the unit price for December 24, 1997, then multiplying this by the unit price on December 31, 1997 to get a base period return. The base period return is then multiplied by 365 days and then divided by 7. This calculation for the seven day period ended December 31, 1997 was as follows:

     ((1 / 10.851457) x 10.861563) -1 = .000931 - Base Period Return

     .000931 x (365 / 7) = .0486 or 4.86%

The compound or effective yield for this same period is calculated by taking the base period return and adding 1, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result. This calculation for the seven day period ended December 31, 1997 was as follows:

                  365/7
     (.000931 + 1)       -1 = .0497 or 4.97%

     Date              Unit Price
     ------            ----------
     12/24/97           10.851457
     12/31/97           10.861563

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           ALLIANCE INTERNATIONAL PORTFOLIO


     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = -----------------------------------------------
                                    Initial Amount Invested

     Based on an initial investment made January 1, 1997 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1997 and the cumulative total return since inception is as follows:

     Ending Value                            Total Return
     -------------                           -------------
     $998.62                                 $998.62 - $1,000
                                             ----------------- = -.14%
                                                  $1,000

Cumulative total return since inception through December 31, 1997, is as follows:

     $1,051.80 - $1,000
     ------------------- =  5.18%
            $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1997:

     $998.62/$1,000 - 1 = -.14%

     Average annual total return since inception of the subaccount through December 31, 1997 is as follows:

                       1/1.92
     ($1,051.80/$1,000)         - 1 = 2.67%

     Unit Value Information
     -----------------------

                          Unit
       Date               Value
     --------            --------
     02/01/96            $10.000
     12/31/96             10.517
     12/31/97             10.818

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                          ALLIANCE PREMIER GROWTH PORTFOLIO


     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = -----------------------------------------------
                                    Initial Amount Invested

     Based on an initial investment made January 1, 1997 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1997 and the cumulative total return since inception is as follows:

     Ending Value                            Total Return
     -------------                           -------------
     $1,302.51                               $1,302.51 - $1,000
                                             ------------------- = 30.25%
                                                    $1,000

Cumulative total return since inception through December 31, 1997, is as follows:

     $1,542.90 - $1,000
     ------------------- =  54.29%
            $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1997:

     $1,302.51/$1,000 - 1 = 30.25%

     Average annual total return since inception of the subaccount through December 31, 1997 is as follows:

                       1/1.92
     ($1,542.90/$1,000)         - 1 = 25.34%

     Unit Value Information
     -----------------------

                          Unit
       Date               Value
     --------            --------
     02/01/96            $10.000
     12/31/96             11.804
     12/31/97             15.729

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                          AMERICAN CENTURY VP BALANCED FUND

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = -----------------------------------------------
                                    Initial Amount Invested

     Based on an initial investment made January 1, 1997 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1997 and the cumulative total return since inception is as follows:

     Ending Value                            Total Return
     -------------                           -------------
     $1,121.83                               $1,121.83 - $1,000
                                             ------------------- = 12.18%
                                                    $1,000

Cumulative total return since inception through December 31, 1997, is as follows:

     $1,233.90 - $1,000
     ------------------- =  23.39%
            $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1997:

     $1,121.83/$1,000 - 1 = 12.18%

     Average annual total return since inception of the subaccount through December 31, 1997 is as follows:

                       1/1.92
     ($1,233.90/$1,000)         - 1 = 11.57%

     Unit Value Information
     -----------------------

                          Unit
       Date               Value
     --------            --------
     2//01/96            $10.000
     12/31/96             10.973
     12/31/97             12.639

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                    AMERICAN CENTURY VP CAPITAL APPRECIATION FUND

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = -----------------------------------------------
                                    Initial Amount Invested

     Based on an initial investment made January 1, 1997 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1997 and the cumulative total return since inception is as follows:

     Ending Value                            Total Return
     -------------                           -------------
     $932.71                                 $932.71 - $1,000
                                             ----------------- = -6.73%
                                                  $1,000

Cumulative total return since inception through December 31, 1997, is as follows:

     $876.10 - $1,000
     ----------------- =  -12.39%
          $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1997:

     $932.71/$1,000 - 1 = -6.73%

     Average annual total return since inception of the subaccount through December 31, 1997 is as follows:

                     1/1.92
     ($876.10/$1,000)        - 1 = -6.66%

     Unit Value Information
     -----------------------

                          Unit
       Date               Value
     --------            -------
     12/01/96            $10.000
     12/31/96              9.412
     12/31/97              9.061

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                          FEDERATED HIGH INCOME BOND FUND II

     The subaccount's standardized yield for the 30 day period ended December 31, 1997 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                          [(($18,322))             6
               2 * {  -----------------------  + 1]  - 1} = 8.67%
                      [((207,634 * 12.441))

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = -----------------------------------------------
                                    Initial Amount Invested

     Based on an initial investment made January 1, 1997 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1997 and the cumulative total return since inception is as follows:

     Ending Value                            Total Return
     -------------                           -------------
     $1,103.27                               $1,103.27 - $1,000
                                             ------------------- = 10.33%
                                                    $1,000

Cumulative total return since inception through December 31, 1997, is as follows:

     $1,214.10 - $1,000
     ------------------- =  21.41%
            $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1997:

     $1,103.27/$1,000 - 1 = 10.33%

     Average annual total return since inception of the subaccount through December 31, 1997 is as follows:

                       1/1.92
     ($1,214.10/$1,000)         - 1 = 10.63%

     Unit Value Information
     -----------------------

                          Unit
       Date               Value
     --------            --------
     02/01/96            $10.000
     12/31/96             10.978
     12/31/97             12.441

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                              FEDERATED UTILITY FUND II


     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:


                         Cash Surrender Value - Initial Amount Invested Total Return = -----------------------------------------------
                                    Initial Amount Invested

     Based on an initial investment made January 1, 1997 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1997 and the cumulative total return since inception is as follows:

     Ending Value                            Total Return
     -------------                           -------------
     $1,230.70                               $1,230.70 - $1,000
                                             ------------------- = 23.07%
                                                    $1,000

Cumulative total return since inception through December 31, 1997, is as follows:

     $1,325.00 - $1,000
     ------------------- =  32.50%
            $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1997:

     $1,230.70/$1,000 - 1 = 23.07%

     Average annual total return since inception of the subaccount through December 31, 1997 is as follows:

                       1/1.92
     ($1,325.00/$1,000)         - 1 = 15.79%

     Unit Value Information
     -----------------------

                          Unit
       Date               Value
     --------            --------
     02/01/96            $10.000
     12/31/96             10.748
     12/31/97             13.550

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                          FEDERATED AMERICAN LEADERS FUND II


     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = -----------------------------------------------
                                    Initial Amount Invested

     Based on an initial investment made January 1, 1997 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1997 and the cumulative total return since inception is as follows:

     Ending Value                            Total Return
     -------------                           -------------
     $1,287.42                               $1,287.42 - $1,000
                                             ------------------- = 28.74%
                                                    $1,000

Cumulative total return since inception through December 31, 1997, is as follows:

     $1,471.20 - $1,000
     ------------------- =  47.12%
            $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1997:

     $1,287.42/$1,000 - 1 = 28.74%

     Average annual total return since inception of the subaccount through December 31, 1997 is as follows:

                       1/1.92
     ($1,471.20/$1,000)         - 1 = 22.27%

     Unit Value Information
     -----------------------

                          Unit
       Date               Value
     --------            --------
     02/01/96            $10.000
     12/31/96             11.395
     12/31/97             15.012

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                     FEDERATED U.S. GOVERNMENT SECURITIES FUND II

     The subaccount's standardized yield for the 30 day period ended December 31, 1997 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                           [(($420))                    6
               2 * {  ----------------------------  + 1]  - 1} = 2.37%
                      [((19,937 * 10.705))

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = -----------------------------------------------
                                    Initial Amount Invested

     Based on an initial investment made May 1, 1997 and unit information shown below, and adjusting for the annual administration charge, the cumulative total return since inception is as follows:

     Ending Value                            Total Return
     -------------                           -------------
     $1,070.50                               $1,070.50 - $1,000
                                             ------------------- = 7.05%
                                                    $1,000


     Unit Value Information
     -----------------------

                          Unit
       Date               Value
     --------            --------
     05/01/97            $10.000
     12/31/97             10.705

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                         INVESCO INDUSTRIAL INCOME PORTFOLIO

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = -----------------------------------------------
                                    Initial Amount Invested

     Based on an initial investment made May 1, 1997 and unit information shown below, and adjusting for the annual administration charge, the cumulative total return since inception is as follows:

     Ending Value                            Total Return
     -------------                           -------------
     $1,213.70                               $1,213.70 - $1,000
                                             ------------------- = 21.37%
                                                    $1,000


     Unit Value Information
     -----------------------

                          Unit
       Date               Value
     --------            -------
     05/01/97            $10.000
     12/31/97             12.137

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                          INVESCO HEALTH SCIENCES PORTFOLIO

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = -----------------------------------------------
                                    Initial Amount Invested

     Based on an initial investment made May 1, 1997 and unit information shown below, and adjusting for the annual administration charge, the cumulative total return since inception is as follows:

     Ending Value                            Total Return
     -------------                           -------------
     $1,100.70                               $1,100.70 - $1,000
                                             ------------------- = 10.07%
                                                    $1,000


     Unit Value Information
     -----------------------

                          Unit
       Date               Value
     --------            --------
     05/01/97            $10.000
     12/31/97             11.007

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                             INVESCO TECHNOLOGY PORTFOLIO

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = -----------------------------------------------
                                    Initial Amount Invested

     Based on an initial investment made May 1, 1997 and unit information shown below, and adjusting for the annual administration charge, the cumulative total return since inception is as follows:

     Ending Value                            Total Return
     -------------                           -------------
     $1,144.60                               $1,144.60 - $1,000
                                             ------------------- = 14.46%
                                                    $1,000


     Unit Value Information
     -----------------------

                          Unit
       Date               Value
     --------            --------
     05/01/97            $10.000
     12/31/97             11.446

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           LEXINGTON NATURAL RESOURCES FUND

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = -----------------------------------------------
                                    Initial Amount Invested

     Based on an initial investment made January 1, 1997 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1997 and the cumulative total return since inception is as follows:

     Ending Value                            Total Return
     -------------                           -------------
     $1,036.55                               $1,036.55 - $1,000
                                             ------------------- = 3.66%
                                                    $1,000

Cumulative total return since inception through December 31, 1997, is as follows:

     $1,255.30 - $1,000
     ------------------- =  25.53%
            $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1997:

     $1,036.55/$1,000 - 1 = 3.66%

     Average annual total return since inception of the subaccount through December 31, 1997 is as follows:

                       1/1.92
     ($1,255.30/$1,000)         - 1 = 12.57%

     Unit Value Information
     -----------------------

                          Unit
       Date               Value
     --------            --------
     02/01/96            $10.000
     12/31/96             12.051
     12/31/97             12.853

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           LEXINGTON NATURAL RESOURCES FUND

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                         Cash Surrender Value - Initial Amount Invested Total Return = -----------------------------------------------
                                    Initial Amount Invested

     Based on an initial investment made January 1, 1997 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1997 and the cumulative total return since inception is as follows:

     Ending Value                            Total Return
     -------------                           -------------
     $850.45                                 $850.45 - $1,000
                                             ----------------- = -14.96%
                                                  $1,000

Cumulative total return since inception through December 31, 1997, is as follows:

     $800.00 - $1,000
     ----------------- =  -20.00%
          $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)   = ERV

     One year ended December 31, 1997:

     $850.45/$1,000 - 1 = -14.96%

     Average annual total return since inception of the subaccount through December 31, 1997 is as follows:

                     1/1.92
     ($800.30/$1,000)         - 1 = -10.97%

     Unit Value Information
     -----------------------

                          Unit
       Date               Value
     --------            --------
     02/01/96            $10.000
     12/31/96              9.427
     12/31/97              8.300

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                             MFS EMERGING GROWTH SERIES

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                     Cash Surrender Value - Initial Amount Invested Total Return = -----------------------------------------------
                                 Initial Amount Invested

     Based on an initial investment made January 1, 1997 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1997 and the cumulative total return since inception is as follows:

          Ending Value          Total Return
          -----------           ------------
          $1,183.59             $1,183.59 - $1,000
                                ------------------- = 18.36%
                                     $1,000

Cumulative total return since inception through December 31, 1997, is as follows:

         $1,345.60 - $1,000
         ------------------ =  34.56%
              $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)  = ERV

     One year ended December 31, 1997:

     $1,183.59/$1,000 - 1 = 18.36%

     Average annual total return since inception of the subaccount through December 31, 1997 is as follows:

                       1/1.92
     ($1,345.60/$1,000)        - 1 = 16.72%

     Unit Value Information
     ----------------------

                      Unit
       Date           Value
     --------        -------
     02/01/96        $10.000
     12/31/96         11.335
     12/31/97         13.756

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                              MFS HIGH INCOME SUBACCOUNT

     The subaccount's standardized yield for the 30 day period ended December 31, 1997 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                            [(($7,706))                6
              2 * {  ----------------------------  + 1]  - 1} = 14.01%
                       [((55,016 * 12.342))

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------
                                    Initial Amount Invested

     Based on an initial investment made January 1, 1997 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1997 and the cumulative total return since inception is as follows:

       Ending Value               Total Return
       ------------             ---------------
       $1,101.05                $1,101.05 - $1,000
                                ---------------------- = 10.11%
                                       $1,000

Cumulative total return since inception through December 31, 1997, is as follows:

     $1,204.20 - $1,000
     ------------------ =  20.42%
           $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)  = ERV

     One year ended December 31, 1997:

     $1,101.05/$1,000 - 1 = 10.11%

     Average annual total return since inception of the subaccount through December 31, 1997 is as follows:

                       1/1.92
     ($1,204.20/$1,000)         - 1 = 10.16%

     Unit Value Information
     ----------------------

                      Unit
       Date          Value
     --------       --------
     02/01/96       $10.000
     12/31/96        10.912
     12/31/97        12.342

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                           MFS WORLD GOVERNMENTS SUBACCOUNT

     The subaccount's standardized yield for the 30 day period ended December 31, 1997 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                             [(($251))                 6
              2 * {  ----------------------------  + 1]  - 1} = 2.76%
                       [((10,694 * 10.249))

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------
                                   Initial Amount Invested

     Based on an initial investment made January 1, 1997 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1997 and the cumulative total return since inception is as follows:

          Ending Value                 Total Return
          ------------                 ------------
          $954.35                      $954.35 - $1,000
                                       ---------------- = -4.57%
                                            $1,000

Cumulative total return since inception through December 31, 1997, is as follows:

     $994.90 - $1,000
     ---------------- =  -.51%
           $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

              n
     P(1 + T)   = ERV

     One year ended December 31, 1997:

     $954.35/$1,000 - 1 = -4.57%

     Average annual total return since inception of the subaccount through December 31, 1997 is as follows:

                      1/1.92
     ($994.90/$1,000)         - 1 = -.27%

     Unit Value Information
     ----------------------

                      Unit
        Date          Value
     ----------      -------
     02/01/96        $10.000
     12/31/96         10.412
     12/31/97         10.249

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                          MONTGOMERY EMERGING MARKETS FUND

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                          Cash Surrender Value - Initial Amount Invested Total Return = -----------------------------------------------
                                   Initial Amount Invested

     Based on an initial investment made January 1, 1997 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1997 and the cumulative total return since inception is as follows:

          Ending Value                          Total Return
          ------------                          ------------
          $959.75                               $959.75 - $1,000
                                                -------------------- = -4.02%
                                                     $1,000

Cumulative total return since inception through December 31, 1997, is as follows:

     $1,022.70 - $1,000
     ------------------- =  2.27%
           $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)  = ERV

     One year ended December 31, 1997:

     $959.75/$1,000 - 1 = -4.02%

     Average annual total return since inception of the subaccount through December 31, 1997 is as follows:

                        1/1.92
     ($1,022.70/$1,000)                - 1 = 1.18%

     Unit Value Information
     ----------------------

                      Unit
       Date           Value
     --------        -------
     02/01/96       $10.000
     12/31/96        10.636
     12/31/97        10.527

                     FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                      SEPARATE ACCOUNT PERFORMANCE CALCULATION

                               MONTGOMERY GROWTH FUND

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                   Cash Surrender Value - Initial Amount Invested
    Total Return = ----------------------------------------------
                             Initial Amount Invested

     Based on an initial investment made January 1, 1997 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1997 and the cumulative total return since inception is as follows:

          Ending Value                                 Total Return
          ------------                               -----------------
          $1,249.32                                  $1,249.32 - $1,000
                                                     ------------------ = 24.93%
                                                           $1,000

Cumulative total return since inception through December 31, 1997, is as follows:

     $1,593.20 - $1,000
     ------------------ =  59.32%
            $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

              n
     P(1 + T)   = ERV

     One year ended December 31, 1997:

     $1,249.32/$1,000 - 1 = 24.93%

     Average annual total return since inception of the subaccount through December 31, 1997 is as follows:

                       1/1.92
     ($1,593.20/$1,000)        - 1 = 27.45%

     Unit Value Information
     ----------------------------

                      Unit
       Date           Value
     --------        -------
     02/01/96        $10.000
     12/31/96         12.688
     12/31/97         16.232

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                       NEUBERGER & BERMAN PARTNERS PORTFOLIO

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                    Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------
                              Initial Amount Invested

     Based on an initial investment made May 1, 1997 and unit information shown below, and adjusting for the annual administration charge, the cumulative total return since inception is as follows:

      Ending Value                                 Total Return
      ------------                                 ------------
       $1,247.80                                   $1,247.80 - $1,000
                                                   ------------------ = 24.78%
                                                        $1,000


     Unit Value Information
     ----------------------

                      Unit
       Date           Value
     --------       --------
     05/01/97       $10.000
     12/31/97        12.478

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                 NEUBERGER & BERMAN LIMITED MATURITY BOND PORTFOLIO

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                    Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------
                              Initial Amount Invested

     Based on an initial investment made May 1, 1997 and unit information shown below, and adjusting for the annual administration charge, the cumulative total return since inception is as follows:

       Ending Value                                  Total Return
       ------------                                -----------------
       $1,049.80                                   $1,049.80 - $1,000
                                                   ------------------ = 4.98%
                                                         $1,000


     Unit Value Information
     ----------------------

                      Unit
       Date           Value
     --------       --------
     05/01/97       $10.000
     12/31/97        10.498

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                                 SAFECO EQUITY FUND

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                      Cash Surrender Value - Initial Amount Invested Total Return = -----------------------------------------------
                                Initial Amount Invested

     Based on an initial investment made January 1, 1997 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1997 and the cumulative total return since inception is as follows:

          Ending Value                                 Total Return
          ------------                               -----------------
          $1,212.66                                  $1,212.66 - $1,000
                                                     ------------------ = 21.27%
                                                           $1,000

Cumulative total return since inception through December 31, 1997, is as follows:

     $1,185.20 - $1,000
     ------------------ =  18.52%
           $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

              n
     P(1 + T)   = ERV

     One year ended December 31, 1997:

     $1,212.66/$1,000 - 1 = 21.27%

     Average annual total return since inception of the subaccount through December 31, 1997 is as follows:

                       1/1.08
     ($1,185.20/$1,000)         - 1 = 17.04%

     Unit Value Information
     ----------------------

                      Unit
       Date           Value
     ---------      --------
     12//01/96      $10.000
     12/31/96         9.779
     12/31/97        12.152

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                                 SAFECO EQUITY FUND

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                    Cash Surrender Value - Initial Amount Invested Total Return = -----------------------------------------------
                               Initial Amount Invested

     Based on an initial investment made January 1, 1997 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1997 and the cumulative total return since inception is as follows:

     Ending Value                                Total Return
     ------------                                -------------
     $1,212.66                                   $1,212.66 - $1,000
                                                 ------------------ = 21.27%
                                                       $1,000

Cumulative total return since inception through December 31, 1997, is as follows:

     $1,185.20 - $1,000
     ------------------- =  18.52%
          $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

              n
     P(1 + T)   = ERV

     One year ended December 31, 1997:

     $1,212.66/$1,000 - 1 = 21.27%

     Average annual total return since inception of the subaccount through December 31, 1997 is as follows:

                         1/1.08
     ($1,185.20/$1,000)             - 1 = 17.04%

     Unit Value Information
     ----------------------

                      Unit
        Date          Value
     ---------      -------
     12//01/96      $10.000
     12/31/96         9.779
     12/31/97        12.152

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                              STRONG DISCOVERY FUND II

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                    Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------
                                Initial Amount Invested

     Based on an initial investment made January 1, 1997 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1997 and the cumulative total return since inception is as follows:

     Ending Value                                 Total Return
     ------------                                -------------
     $1,078.87                                   $1,078.87 - $1,000
                                                 ------------------ = 7.89%
                                                       $1,000

Cumulative total return since inception through December 31, 1997, is as follows:

     $1,085.30 - $1,000
     ------------------- =  8.53%
             $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

              n
     P(1 + T)   = ERV

     One year ended December 31, 1997:

     $1,078.87/$1,000 - 1 = 7.89%

     Average annual total return since inception of the subaccount through December 31, 1997 is as follows:

                       1/1.92
     ($1,085.30/$1,000)       - 1 = 4.36%

     Unit Value Information
     ----------------------

                     Unit
       Date          Value
     ----------     -------
     2//01/96       $10.000
     12/31/96        10.058
     12/31/97        11.153

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                         STRONG INTERNATIONAL STOCK FUND II

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                    Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------
                                 Initial Amount Invested

     Based on an initial investment made January 1, 1997 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1997 and the cumulative total return since inception is as follows:

     Ending Value                                Total Return
     ------------                                ------------
     $830.99                                     $830.99 - $1,000
                                                 ----------------- = -16.90%
                                                      $1,000

Cumulative total return since inception through December 31, 1997, is as follows:

     $874.90 - $1,000
     ----------------- =  -12.51%
          $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

              n
     P(1 + T)   = ERV

     One year ended December 31, 1997:

     $830.99/$1,000 - 1 = -16.90%

     Average annual total return since inception of the subaccount through December 31, 1997 is as follows:

                      1/1.92
     ($874.90/$1,000)         - 1 = -6.72%

     Unit Value Information
     ----------------------

                      Unit
        Date          Value
     ----------     --------
     2//01/96       $10.000
     12/31/96        10.510
     12/31/97         9.049

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                             VAN ECK WORLDWIDE BOND FUND

     The subaccount's standardized yield for the 30 day period ended December 31, 1997 was computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period in accordance with the formula prescribed by the Securities and Exchange Commission:

                          [(($1,486))                       6
              2 * {  ----------------------------  + 1]  - 1} = 6.49%
                         [((36,552 * 10.493))

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                    Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------
                               Initial Amount Invested

     Based on an initial investment made January 1, 1997 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1997 and the cumulative total return since inception is as follows:

     Ending Value                               Total Return
     ------------                               ------------
     $989.33                                    $989.33 - $1,000
                                                ----------------- = -1.07%
                                                     $1,000

Cumulative total return since inception through December 31, 1997, is as follows:

     $1019.30 - $1,000
     ----------------- =  1.93%
            $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

             n
     P(1 + T)  = ERV

     One year ended December 31, 1997:

     $989.33/$1,000 - 1 = -1.07%

     Average annual total return since inception of the subaccount through December 31, 1997 is as follows:

                        1/1.92
     ($1,019.30/$1,000)         - 1 = 1.00%

     Unit Value Information
     ----------------------

                      Unit
        Date          Value
     ----------     --------
     12//01/96      $10.000
     12/31/96        10.294
     12/31/97        10.493

                      FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY
                       SEPARATE ACCOUNT PERFORMANCE CALCULATION

                         VAN ECK WORLDWIDE HARD ASSETS FUND

     Total return is the percentage change between the public offering price of one subaccount unit at the beginning of the period to the public offering price of one subaccount unit at the end of the period. Ending total values are calculated for any specific period and cumulative total returns are calculated according to the following formula:

                    Cash Surrender Value - Initial Amount Invested Total Return = ----------------------------------------------
                                Initial Amount Invested

     Based on an initial investment made January 1, 1997 and unit information shown below, and adjusting for the annual administration charge, the value of such investment at December 31, 1997 and the cumulative total return since inception is as follows:

     Ending Value                                Total Return
     ------------                                ------------
     $984.28                                     $984.28 - $1,000
                                                 ----------------- = -5.17%
                                                      $1,000

Cumulative total return since inception through December 31, 1997, is as follows:

     $947.50 - $1,000
     ----------------- =  -5.25%
          $1,000

     Average annual total return (T) equates the initial amount invested (P) to the ending redeemable value (ERV) over the period (n) in accordance with the formula prescribed by the Securities and Exchange Commission:

              n
     P(1 + T)   = ERV

     One year ended December 31, 1997:

     $984.28/$1,000 - 1 = -5.17%

     Average annual total return since inception of the subaccount through December 31, 1997 is as follows:

                      1/1.92
     ($947.50/$1,000          - 1 = -2.77%

     Unit Value Information
     ----------------------

                      Unit
        Date          Value
     ----------     --------
     12//01/96      $10.000
     12/31/96         9.992
     12/31/97         9.775